Fourth Quarter Fiscal 2019 Earnings Teleconference November 22, 2019 www.matw.com | Nasdaq: MATW Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

DISCLAIMER Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost- reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. © 2019 Matthews International Corporation. All Rights Reserved. 2

FINANCIAL OVERVIEW

Q4 FY2019 SUMMARY ($ in millions except per-share amounts) Q4 GAAP and non-GAAP Comparison Sales • Unfavorable currency impacts and previously Q4 2018 Q4 2019 reported brand client account loss Sales $407.4 $392.4 • Delayed orders for Industrial Technologies projects and cremation / incineration Gross Margin 36.7% 36.3% equipment Diluted EPS $0.93 ($2.28) • Improved sales in Memorialization and private label brand market Non-GAAP Adjusted EPS* $1.23 $1.01 EPS Net Income (Loss) Attributable to Matthews $29.6 ($71.1) • Reported EPS impacted by non-cash Goodwill write-down, accelerated Adjusted EBITDA* $77.0 $59.2 amortization, and significant favorable tax benefit in FY18 Adjusted EBITDA • Impacted by lower consolidated sales and higher material costs * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations, and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2019 Matthews International Corporation. All Rights Reserved. 4

YTD 2019 SUMMARY ($ in millions except per-share amounts) YTD 2019 GAAP and non-GAAP Comparison Sales • Higher sales in private label brand market, and warehouse automation YTD 2018 YTD 2019 • Higher sales of cremation and incineration equipment Sales $1,602.6 $1,537.3 and memorial products Gross Margin 36.5% 35.3% • Previously reported significant brand client account loss and unfavorable impact of changes in foreign Diluted EPS $3.37 ($1.21) currency rates Non-GAAP Adjusted EPS* $3.96 $3.31 EPS • Prior year included significant net favorable tax Net Income (Loss) Attributable to Matthews $107.4 ($38.0) adjustment Adjusted EBITDA* $255.1 $220.9 • Non-cash goodwill write-down and accelerated amortization in SGK Brand Solutions Adjusted EBITDA • Impacted by lower consolidated sales and higher material costs partially offset by lower performance related compensation and cost containment initiatives * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations, and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2019 Matthews International Corporation. All Rights Reserved. 5

SGK BRAND SOLUTIONS

($ in millions)

Q4 Sales


$203.5
$186.0
Q4 FY2018
Q4 FY2019

YTD Sales


$805.3
$743.9
FY2018
FY2019

Q4 Adjusted EBITDA & Margin*


$47.3
23.2%
$32.9
17.7%
Q4 FY2018
Q4 FY2019

YTD Adjusted EBITDA & Margin*


$150.2
18.7%
$119.5
16.1%
FY2018
FY2019

Sales

- Unfavorable currency impacts of $4.3 million for the quarter and $27.2 million for the full year
- Previously reported significant brand client account loss and slower Q4 European market conditions
- Both Q4 and FY19 impacted favorably by increases in private label brand market and Frost acquisition

Adjusted EBITDA

- Lower sales volumes
- Lower YTD performance-based compensation costs

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL

© 2019 Matthews International Corporation. All Rights Reserved.

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MEMORIALIZATION

($ in millions)


Q4 Sales
$155.8
$162.6
Q4 FY2018
Q4 FY2019


YTD Sales
$631.4
$636.9
FY2018
FY2019


Q4 Adjusted EBITDA & Margin*
$37.9
24.3%
$32.9
20.2%
Q4 FY2018
Q4 FY2019


YTD Adjusted EBITDA & Margin*
$145.5
23.0%
$134.3
21.1%
FY2018
FY2019

Sales

- Higher memorial and casket sales for Q4
- Higher sales of cremation and incineration equipment
- Benefits from Star Acquisition
- Unfavorable currency $0.7 million for Q4 and $3.0 million for the full year

Adjusted EBITDA

- Lower YTD casket sales for full year
- Higher material and transportation costs
- Partially offset by acquisition synergies

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2019 Matthews International Corporation. All Rights Reserved.
7

INDUSTRIAL TECHNOLOGIES

($ in millions)


Q4 Sales
$48.1
$43.8
Q4 FY2018
Q4 FY2019


YTD Sales
$165.9
$156.5
FY2018
FY2019


Q4 Adjusted EBITDA & Margin*
$9.1
$8.4
18.9%
19.2%
Q4 FY2018
Q4 FY2019


YTD Adjusted EBITDA & Margin*
$25.9
$24.1
15.6%
15.4%
FY2018
FY2019

Sales

- Lower product identification and applied technologies sales
- Higher warehouse automation sales
- Unfavorable impacts in Q4 due to delayed customer orders
- Currency $0.4 million unfavorable in Q4 and $2.3 million for the full year

Adjusted EBITDA

- Lower sales
- Higher YTD R&D costs

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2019 Matthews International Corporation. All Rights Reserved.
8

CAPITALIZATION AND CASH FLOWS ($ in millions) Debt Operating Cash Flow $147.6 $960.6 $979.6 $940.7 $131.1 9/30/2018 6/30/2019 9/30/2019 YTD 2018 YTD 2019 Cash • Reduced debt by $39 million in Q4-19 lowering total $41.6 debt for the year $35.3 • Purchased 710,000 shares in FY2019 • Quarterly dividend increased to $0.21/share, payable 12/9/19 9/30/2018 9/30/2019 © 2019 Matthews International Corporation. All Rights Reserved. 9

BUSINESS OVERVIEW

BUSINESS PROGRESS & MARKET CLIMATE • Improving conditions in US brand market • Equator continuing to add private label brand business globally SGK BRAND • Slower 2019 Europe cylinder sales from weak economy now improving SOLUTIONS • Opportunities in engineered solutions - Received first energy storage order and building strong backlog • Initiated cost improvement program in Q4-19 - $25+ million annual run rate target • Positive revenue trends • New waste to energy contract – Additional opportunities in UK and other countries MEMORIALIZATION • Subsiding commodity price pressure mid-year 2020 • Warehouse automation sales remain strong INDUSTRIAL • Delayed orders received in Q1-20 TECHNOLOGIES • Product identification group - New accounts ramping in FY2020 • New product – Delayed launch while resolving production issues © 2019 Matthews International Corporation. All Rights Reserved. 11

OUTLOOK FOR FISCAL 2020 Key Drivers • Delayed orders starting to come for FY2020 • Expected sales growth in all segments • SGK Brand Solutions trade name consolidation – higher amortization • Cost structure improvements – $25+ million annual run rate achieved in two years Target • Non-GAAP EPS: Mid-single digit percentage growth over FY19 • Adjusted EBITDA: Mid-single digit percentage growth over FY19 © 2019 Matthews International Corporation. All Rights Reserved. 12

SUPPLEMENTAL INFORMATION

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. © 2019 Matthews International Corporation. All Rights Reserved. 14

ADJUSTED EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited)

(In thousands, except per share data)

	Three Months Ended September 30, 2019		Three Months Ended September 30, 2018		Year Ended September 30, 2019		Year Ended September 30, 2018	
		per share		per share		per share		per share
Net income attributable to Matthews	$ (71,131)	$ (2.28)	$ 29,595	$ 0.93	$ (37,988)	$ (1.21)	$ 107,371	$ 3.37
Acquisition costs	1,998	0.07	1,190	0.04	8,371	0.27	8,129	0.26
ERP integration costs	965	0.03	1,914	0.06	5,781	0.18	8,039	0.25
Strategic initiatives and other charges	8,198	0.28	1,779	0.06	10,591	0.34	3,897	0.13
Joint Venture intangible amortization expense (1)	56	-	-	-	266	0.01	-	-
Goodwill write-down	76,316	2.42	-	-	76,316	2.42	-	-
Net realized (gain) loss on divestitures and asset dispositions (2)	(162)	-	(2,791)	(0.09)	3,232	0.10	(2,791)	(0.09)
Non-service pension and postretirement expense (3)	760	0.02	1,071	0.03	2,927	0.09	4,235	0.13
Intangible amortization expense	14,586	0.47	6,141	0.18	35,232	1.12	23,356	0.73
Tax-related (4)	-	-	771	0.02	(300)	(0.01)	(25,967)	(0.82)
Adjusted net income	$ 31,586	$ 1.01	$ 39,670	$ 1.23	$ 104,428	$ 3.31	$ 126,269	$ 3.96

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 21.5% and 26.0%, for the three months ended September 30, 2019 and 2018, respectively, and 23.0% and 26.0% for the fiscal year ended September 30, 2019 and 2018, respectively.

(1) Represents the Company's portion of intangible amortization expense incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(2) Includes loss on divestitures of $1,587 and $4,981 within the Memorialization segment for the three months and fiscal year ended September 30, 2019, respectively; net gains from sale of buildings and vacant properties of $5,657 for the three months and fiscal year ended September 30, 2019; and realized losses and gains of $3,908 for the three months and fiscal year ended September 30, 2019, respectively, and $2,791 for the three months and fiscal year ended September 30, 2018, respectively.

(3) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(4) The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately $37,800 for the reduction in the Company's net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated repatriation transition tax charge and other charges of approximately $11,000, for the fiscal year ended September 30, 2018.

* *See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL
© 2019 Matthews International Corporation. All Rights Reserved.
15

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited)

(In thousands)

	Three Months Ended September 30,		Year Ended September 30,	
	2019	2018	2019	2018
Net (loss) income	$ (71,491)	$ 29,536	$ (38,889)	$ 107,111
Income tax provision (benefit)	(3,623)	9,585	806	(9,118)
(Loss) income before income taxes	(75,114)	39,121	(38,083)	97,993
Net loss attributable to noncontrolling interests	360	59	901	260
Interest expense	9,894	10,645	40,962	37,427
Depreciation and amortization *	30,034	19,922	90,793	76,974
Acquisition costs (1)**	2,486	1,609	10,872	10,918
ERP integration costs (2)**	1,171	2,586	7,508	10,864
Strategic initiatives and other charges (3)**	10,300	2,404	13,449	5,266
Joint Venture depreciation, amortization and interest expense (4)	648	-	1,514	-
Goodwill write-down (5)	77,572	-	77,572	-
Net realized (gain) loss on divestitures and asset dispositions (6)	(612)	(3,771)	3,853	(3,771)
Stock-based compensation	1,560	2,929	7,729	13,460
Non-service pension and postretirement expense (7)	950	1,447	3,802	5,723
Total Adjusted EBITDA	$ 59,249	$ 76,951	$ 220,872	$ 255,114
Adjusted EBITDA margin	15.1%	18.9%	14.4%	15.9%

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Represents the Company's portion of depreciation, intangible amortization and interest expense incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(5) Represents the goodwill write-down for a reporting unit within the SGK Brand Solutions segment.

(6) Includes loss on divestitures of $2,004 and $6,469 within the Memorialization segment for the three months and fiscal year ended September 30, 2019, respectively; net gains from sale of buildings and vacant properties of $7,347 for the three months and fiscal year ended September 30, 2019; and realized loss and gain of $4,731 for the three months and fiscal year ended September 30, 2019, respectively, and $3,771 for the three months and fiscal year ended September 30, 2018, respectively.

(7) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $22,320 and $11,750 for the SGK Brand Solutions segment, $4,833 and $5,228 for the Memorialization segment, $1,565 and $1,640 for the Industrial Technologies segment, and $1,316 and $1,304 for Corporate and Non-Operating, for the three months ended September 30, 2019 and 2018, respectively. Depreciation and amortization was $59,684 and $46,300 for the SGK Brand Solutions segment, $19,731 and $20,005 for the Memorialization segment, $6,195 and $5,796 for the Industrial Technologies segment, and $5,183 and $4,873 for Corporate and Non-Operating, for the fiscal years ended September 30, 2019 and 2018, respectively.

** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $5,045 and $5,560 for the SGK Brand Solutions segment, $3,073 and $24 for the Industrial Technologies segment, and $5,839 and $982,for Corporate and Non-Operating, for the three months ended September 30, 2019 and 2018, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $33 for the Memorialization segment for the three months ended September 30, 2018. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $8,903 and $11,044 for the SGK Brand Solutions segment, $3,073 and $613 for the Industrial Technologies segment, and $19,853 and $13,961,for Corporate and Non-Operating, for the fiscal years ended September 30, 2019 and 2018, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $1,430 for the Memorialization segment for the fiscal year ended September 30, 2018.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL

© 2019 Matthews International Corporation. All Rights Reserved.

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